                                                    EXHIBIT 10.2

May 3, 2010

Mr. Charles Stanford
25010 Jim Bridger Road
Hidden Hills, CA  91302

Re:	Employment Agreement Amendment

Dear Mr. Stanford:

This will confirm our agreement to further amend your employment agreement with Crown Media Holdings, Inc. (“Crown”) dated August 8, 2006, as amended on January 29, 2008 (the “Agreement”), as follows:

1.
The term of the Agreement and your employment by Crown as set forth in Paragraph 2 of the Agreement is extended until December 31, 2011, unless otherwise terminated in accordance with the terms of the Agreement.

2.	In each of October 2010 and October 2011, Crown shall consider additional salary increases at its discretion based on your performance.

Except as amended herein, all other terms of the Agreement will remain in full force and effect.

Very truly yours,
Crown Media Holdings, Inc.

By:  /s/ WILLIAM J. ABBOTT
        Name: William J. Abbott
        Title: President & Chief Executive Officer

Agreed and Accepted:

/s/ C. STANFORD
Charles Stanford